UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 9, 2004

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                    1-6686               13-1024020
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(State or Other Jurisdiction     (Commission File      (IRS Employer
       of Incorporation)              Number)         Identification No.)

1271 Avenue of the Americas, New York, New York                       10020
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     (Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits.

(c) Exhibits

         Exhibit 99.1: Slide show made available by The Interpublic Group of Companies, Inc. (the "Company") in connection with an earnings conference call on March 9, 2004.

Item 12. Results of Operations and Financial Condition.

         On March 9, 2004, the Company posted a slide show on its website in connection with an earnings conference call. A copy of the slide show is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: March 10, 2004                     By: /s/ Nicholas J. Camera
                                            ------------------------------
                                            Nicholas J. Camera
                                            Senior Vice President, General
                                            Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.           Description

99.1                  Investor Presentation of the Company, dated March 9, 2004.